UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Anavex Life Sciences Corp.
(Name of Registrant as Specified In Its Charter)

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ANAVEX LIFE SCIENCES CORP.
51 W 52nd Street, 7th Floor, New York, NY 10019

Dear Stockholder:

You are invited to attend the 2016 Annual Meeting of Stockholders of Anavex Life Sciences Corp. which will be held on Friday, May 6, 2016, 10:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022.

Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The attached proxy statement explains more about proxy voting, so please read it carefully.

We look forward to your continued support.

Sincerely,

/s/ Christopher U. Missling, PhD.

Christopher U. Missling, PhD.
Chief Executive Officer

April 1, 2016

April 1, 2016

51 W 52nd Street, 7th Floor

New York, NY 10019

It is important that your shares be represented at the 2016 Annual Meeting of Stockholders of Anavex Life Sciences Corp. regardless of the number of shares you hold. Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy card in the enclosed envelope to ensure the presence of a quorum at the meeting. Even if you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

This proxy statement is dated April 1, 2016 and is going to be first mailed to stockholders of Anavex Life Sciences Corp. on or about April 1, 2016. This proxy statement contains information on matters to be voted upon at the 2016 Annual Meeting of Stockholders of Anavex Life Sciences Corp.or any adjournments of that meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Friday, May 6, 2016 at the office of K&L Gates, LLP at 599 Lexington Avenue, New York, NY 10022

The proxy statement and 2015 annual report to stockholders are available at www.proxyvote.com.

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PROXY STATEMENT FOR THE
2016 ANNUAL MEETING OF STOCKHOLDERS

Anavex Life Sciences Corp. (“we”, “us”, “our”, “Anavex”, or the “Company”) is providing these proxy materials in connection with the 2016 Annual Meeting of Stockholders of Anavex Life Sciences Corp. (the “2016 Meeting”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2016 Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2016 MEETING

Q:	When and where is the 2016 Meeting?

A:	The 2016 Meeting is being held at the offices of K&L Gates LLP, located at 599 Lexington Avenue, New York, NY 10022, at 10:00 a.m., local time on Friday, May 6, 2016. Driving directions to the 2016 Meeting may be obtained by contacting the Company at 866.505.2895.

Q:	Who is entitled to vote at the 2016 Meeting?

A:	Holders of Anavex Life Sciences Corp.’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on March 8, 2016, the record date for the 2016 Meeting (the “Record Date”) established by our board of directors (the “Board”), are entitled to receive notice of the 2016 Meeting (the “Meeting Notice”), and to vote their shares at the 2016 Meeting and any related adjournments or postponements thereof. The Meeting Notice, proxy statement and form of proxy card are first expected to be made available to stockholders on or about April 1, 2016.

As of the close of business on the Record Date, there were 35,695,572 shares of our Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote per share at the 2016 Meeting. Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the 2016 Meeting, there will be a total of 35,695,572 possible votes with respect to the outstanding shares of capital stock entitled to vote at the Meeting.

Q:	Who can attend the 2016 Meeting?

A:	Admission to the 2016 Meeting is limited to:

•	stockholders as of the close of business on the Record Date, March 8, 2016;

•	holders of valid proxies for the 2016 Meeting; and

•	the Company’s invited guests.

For admission into the 2016 Meeting, each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date.

Q:	Can I vote my shares by filling out and returning the Meeting Notice?

A:	No. The Meeting Notice identifies the items to be voted on at the 2016 Meeting, but you cannot vote by marking the Meeting Notice and returning it.

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Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:	If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by the Company and our transfer agent, you are a stockholder of record. If your shares are held in the name of your broker, bank or other nominee, these shares are held in “street name”.

If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card for you to use. If you hold your shares in street name through one or more banks, brokers or other nominees, you will receive the Meeting Notice, together with voting instructions, from the record holder third party or parties through which you hold your shares. If you requested printed proxy materials, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the 2016 Meeting?

A:	The presence in person or by proxy of at least one third (33.3%) of the issued and outstanding shares entitled to vote at the 2016 Meeting constitutes a quorum. Your shares will be counted as present at the 2016 Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or you vote in person at the 2016 Meeting. Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:	What matters will the stockholders vote on at the 2016 Meeting?

The stockholders will vote on the following proposals:

•	Proposal 1. Election of Directors. To elect five (5) members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified.

•	Proposal 2. To ratify the approval and adoption of the 2015 Omnibus Incentive Plan. To act upon a proposal to ratify the approval and adoption of the Company’s 2015 Omnibus Incentive Plan.

•	Proposal 3. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the following are the voting requirements for each proposal:

•	Proposal 1. Election of Directors. Each of the five (5) nominees who receives the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected.

•	Proposal 2. Proposal to ratify the approval and adoption of the Company’s 2015 Omnibus Incentive Plan. Ratification of the Company’s 2015 Omnibus Incentive Plan (the “2015 Plan”) will require the affirmative vote of a majority of the Common Stock having voting power present in person or represented by proxy.

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•	Proposal 3. Ratification of Independent Registered Public Accounting Firm. The Company’s independent registered public accounting firm, BDO USA, LLP, will be ratified upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Q:	What are the Board’s voting recommendations?

A:	Our Board recommends that you vote your shares:

•	“FOR” the five (5) directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

•	“FOR” the ratification of the approval of the 2015 Plan; and

•	“FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm.

Q:	How do I vote?

A:	You may vote by any of the following methods:

•	In Person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the 2016 Meeting. If you hold shares in street name, you must obtain a proxy from the stockholder of record authorizing you to vote your shares and bring it to the meeting along with proof of beneficial ownership of your shares. A photo I.D. is required to vote in person.

•	By mail. If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided. Please allow sufficient time for mailing if you decide to vote by mail.

•	By internet or telephone. You may also vote over the internet at www.proxyvote.com or vote by telephone at 800.690.6903. Please see your proxy card for voting instructions.

Q:	How can I change or revoke my vote?

A:	You may change your vote as follows:

•	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Anavex Life Sciences Corp., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer, or by submitting another proxy card before the conclusion of the 2016 Meeting. For all methods of voting, the last vote cast will supersede all previous votes.

•	Beneficial owners of shares held in street name. You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.

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Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Your proxy will be treated as follows:

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”?

A:	The election of directors (“Proposal 1”) and the ratification of the approval and adoption of the 2015 Plan (“Proposal 2”), are considered to be non-routine matters under applicable rules. The confirmation of BDO USA, LLP as the Company’s independent registered public accounting firm (“Proposal 3”) is considered a routine matter. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 2.

Q:	Could other matters be decided at the 2016 Meeting?

A:	As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2016 Meeting other than those referred to in this proxy statement.

If other matters are properly presented at the 2016 Meeting for consideration, the proxy holders for the 2016 Meeting will have the discretion to vote on those matters for stockholders who have submitted a proxy card.

Q:	How are proxies solicited and what is the cost?

A:	We are making, and we will bear all expenses incurred in connection with the solicitation of proxies. Although we do not currently contemplate doing so, we may engage a proxy solicitation firm to assist us in soliciting proxies, and if we do so we will pay the fees of any such firm. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our capital stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

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Q:	What should I do if I have questions regarding the 2016 Meeting?

A:	If you have any questions about the 2016 Meeting, would like to obtain directions to be able to attend the 2016 Meeting and vote in person or would like additional copies of any of the documents referred to in this proxy statement, you should call our Investor Relations department at 866.505.2895.

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PROPOSAL 1 - ELECTION OF DIRECTORS

General

At the 2016 Meeting, a board of five (5) directors will be elected, each to hold office until the succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Information concerning all director nominees appears below. Management does not anticipate that any of the persons named below will be unable or unwilling to stand for election. All of the Board’s nominees are incumbent directors of the Company.

Information Concerning Director Nominees

Background information about the Board’s nominees for election, as well as information regarding additional experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve on the Board, is set forth below:

Christopher Missling, PhD. Christopher Missling, age 50, has over twenty (20) years of healthcare industry experience in the big pharmaceutical, biotech and investment banking industries. Most recently, from March, 2007 until his appointment by our Company, Mr. Missling served as the head of healthcare investment banking at Brimberg & Co. in New York, New York. Also, Mr. Missling served as the Chief Financial Officer of Curis, Inc. (NASDAQ:CRIS) and ImmunoGen, Inc. (NASDAQ:IMGN). Mr. Missling earned his MS and PhD from the University of Munich and an MBA from Northwestern University Kellogg School of Management and WHU Otto Beisheim School of Management. He has served as a director of the Company since July 5, 2013.

Athanasios Skarpelos. Athanasios (Tom) Skarpelos, age 49, is a self-employed investor with 17 years of experience working with private and public companies. For the past 10 years, he has been focused on biotechnology companies involved in drug discovery and drug development projects. Mr. Skarpelos was engaged as a consultant to our Company for one year effective August 2, 2010. His experience has led to relationships with researchers at academic institutes in Europe and North America. Mr. Skarpelos is a founder of Anavex. He has served as a director of the Company since January 9, 2013.

Bernd Metzner, PhD. Bernd Metzner, age 45, is currently Chief Financial Officer of the Doehler Group, a global producer and provider of technology-based natural ingredients for the food and beverage industry with sales activities in more than 130 countries. Previously, he was Chief Administration Officer and member of the Board of Management of Bayer Schering Pharma AG, the pharmaceutical division of $100+ billion market cap company Bayer AG. In this position, Dr. Metzner had worldwide financial responsibility for the Bayer Pharma Group. During his almost 10-years with Bayer AG, Dr. Metzner also held several senior international management positions in the corporate finance organization of Bayer AG, including Chief Financial Officer of Bayer S.p.A. Italy and heading the coordination of the successful spin-off of Lanxess, a specialty chemicals group. Dr. Metzner started his career at the law firm Flick Gocke Schaumburg and has a degree in business administration from the University of Siegen. After obtaining his doctorate, he became a chartered accountant. He has served as a director of the Company since May 7, 2014.

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Elliot Favus, MD. Elliot Favus, age 41, is Chief Executive Officer of Favus Institutional Research, a healthcare research firm serving institutional investors. He has been a healthcare equity research analyst on Wall Street since 2006, starting at Lazard Capital Markets and subsequently at Och-Ziff Capital Management Group. Prior to working on Wall Street, Dr. Favus was an Instructor in medicine at Mount Sinai School of Medicine in New York. He attended the University of Michigan (BA, 1996), the University of Chicago Pritzker School of Medicine (MD, 2001) and the NYU-Bellevue Hospital Internal Medicine Residency Program (2004). He is board-certified in Internal Medicine (2004) and has 10 years of basic science laboratory experience working on human genetics projects at Harvard Medical School, the University of Chicago and the University of Pittsburgh. He has served as a director of the Company since May 7, 2014.

Steffen Thomas, PhD. Steffen Thomas, age 50, has over 15 years of experience as a European patent attorney and is currently practicing at Epping Hermann Fischer, a major intellectual property law firm in Europe. Previously, Dr. Thomas worked for Japan-based Takeda Pharmaceutical Company, the largest pharmaceutical company in Asia and a top firm worldwide, as an in-house patent attorney. Prior to that, he worked for Nycomed Pharma, acquired by Takeda in 2011 for approximately USD $10 billion. Dr. Thomas’ legal practice covers drafting of patent applications, prosecuting patent applications before national and international patent offices, defending and challenging patents in opposition, appeal, and nullity proceedings, enforcing patents before the infringement courts, and preparing opinions on patentability and infringement in the technical field of chemistry. Dr. Thomas has particular expertise in small molecule pharmaceuticals. He holds MS and PhD degrees in Chemistry from the University of Munich. Dr. Thomas has served as a director of the Company since June 15, 2015.

Corporate Governance

Director Independence. The Board makes an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence. In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence.

We deem that Christopher Missling, PhD is not independent as that term is defined by NASDAQ 5605(a)(2) because Mr. Missling serves as our President, Chief Executive Officer, Secretary, and Treasurer. We have also determined that Athanasios Skarpelos is not independent as that term is defined by NASDAQ 5605(a)(2).

We deem that Bernd Metzner, Elliot Favus and Steffen Thomas are independent as that term is defined by NASDAQ 5605(a)(2).

Director Nominations. Our Board has a Nominating and Corporate Governance Committee that identifies individuals qualified to become Board members and recommends to the Board proposed nominees for Board membership.

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Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Board seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. However, we do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, the Board will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the Board may also seek input from the executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors. The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

Board Leadership Structure. Our Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Considering these factors, the Company determined to have the same individual, Christopher Missling, PhD., serve as Chief Executive Officer and Chairman of the Board. The Board does not have or appoint a lead independent director.

Board Role in Risk Oversight. The Board administers its risk oversight function directly. The Board regularly discusses with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

The Board and Board Committees

The Board. The Board met four times for meetings during fiscal year 2015. Two of such meetings were regularly scheduled meetings and the other special board meetings and telephonic calls were held as needed. During fiscal year 2015, each incumbent director attended 75% or more of the Board meetings for the periods during which each such director served. Directors are not required to attend annual meetings of our stockholders. We held a special meeting of stockholders in lieu of annual meeting of stockholders in 2015.

Audit Committee and Audit Committee Financial Experts

The members of the Audit Committee are Bernd Metzner (Chairman), Elliot Favus and Steffen Thomas. Our Board has determined that Bernd Metzner is an “audit committee financial expert” as defined by applicable SEC and Nasdaq rules.

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The Audit Committee oversees and reports to our Board on various auditing and accounting-related matters, including, among other things, the maintenance of the integrity of our financial statements, reporting process and internal controls; the selection, evaluation, compensation and retention of our independent registered public accounting firm; legal and regulatory compliance, including our disclosure controls and procedures; and oversight over our risk management policies and procedures.

The Audit Committee did not meet during fiscal 2015. The Audit Committee operates under a charter that was adopted by our Board.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Bernd Metzner (Chairman) and Elliot Favus.

The Nominating and Corporate Governance Committee is appointed by the Board to oversee and evaluate the Board’s performance and the Company's compliance with corporate governance regulations, guidelines and principles, to identify individuals qualified to become Board members, to recommend to the Board proposed nominees for Board membership, and to recommend to the Board directors to serve on each standing committee.

The Nominating and Corporate Governance Committee did not meet during fiscal 2015. The Nominating and Corporate Governance Committee operates under a charter that was adopted by our Board.

Compensation Committee

The members of our Compensation Committee are Bernd Metzner (Chairman) and Elliot Favus.

The Compensation Committee assists our Board in discharging its responsibilities relating to compensation of our directors and executive officers. Its responsibilities include, among other things, reviewing, approving and recommending compensation programs and arrangements applicable to our officers; determining the objectives of our executive officer compensation programs; overseeing the evaluation of our senior executives; administering our incentive compensation plans and equity-based plans, including reviewing and granting equity awards to our executive officers; and reviewing and approving director compensation and benefits. The Compensation Committee can delegate to other members of our Board, or an officer or officers of the Company, the authority to review and grant stock-based compensation for employees who are not executive officers.

The Compensation Committee has the responsibilities and authority designated by Nasdaq rules. Specifically, the Compensation Committee has the sole discretion to select and receive advice from a compensation consultant, legal counsel or other adviser and is directly responsible for oversight of their work. The Compensation Committee must also determine reasonable compensation to be paid to such advisors by us.

Prior to the formation of our Compensation Committee, our Board performed the functions that would have been handled by the Compensation Committee.

The Compensation Committee met once during fiscal year 2015. The Compensation Committee operates under a charter that was adopted by our Board.

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Stockholder Recommendations For Board Candidates

The Board will consider qualified candidates for directors recommended and submitted by stockholders. Submissions that meet the then current criteria for board membership are forwarded to the Board for further review and consideration. The Board will consider a recommendation only if appropriate biographical information and background material are provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than five percent (5%) of our common stock for at least one (1) year as of the date that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the Board, at our principal office, Attention: Christopher Missling, PhD., Chief Executive Officer.

The Board will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members, assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation is followed.

Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to Anavex Life Sciences Corp., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submissions will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

Vote required

The foregoing Proposal 1 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” each nominee.

The five (5) nominees receiving an affirmative vote of the holders of a majority of the common stock having voting power present in person or represented by proxy shall be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1.

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INFORMATION CONCERNING EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

Name	Age	Position
Sandra Boenisch(1)	34	Principal Financial Officer

(1)	Effective October 1, 2015, the Board appointed Sandra Boenisch, to serve as the Company’s Principal Financial Officer until the earlier of a successor’s appointment or her resignation.

Sandra Boenisch, CPA, CGA, Ms. Boenisch is a Chartered Professional Accountant (CPA, CGA) with 14 years of accounting, audit, and financial reporting experience in a variety of industries, both in the United States and Canada. Ms. Boenisch has been an independent consultant, providing financial reporting services to a range of public companies in the United States and Canada since January 2012. From 2008 until 2012, Ms. Boenisch was employed at BDO Canada LLP (Vancouver, BC) where she was hired as a Senior Accountant and was later promoted to Manager, Audit Assurance. Ms. Boenisch specialized in managing assurance engagements for public companies in the United States and Canada. Prior to that, Ms. Boenisch worked for a public accounting firm beginning in 2001. As an independent consultant, Ms. Boenisch has acquired considerable experience in finance, governance, and regulatory compliance. She holds a BComm from Laurentian University.

EXECUTIVE AND DIRECTOR COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances.

Summary Compensation Table

Summary Compensation

The particulars of compensation paid to the following persons for the last two completed fiscal years:

a)	our principal executive officers;

b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended September 30, 2015 who had total compensation exceeding $100,000; and

c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended September 30, 2015 and 2014, are set out in the following summary compensation table:

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Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)		Other Annual Compensation ($)		Total ($)
Christopher Missling, PhD(1)	2015	240,000	0		1,220,000	(2)	1,151,309	(3)	1,128,064	(4)	3,739,373
President, Chief Executive Officer, and Director	2014	240,000	400,000	(5)	0		127,800		0		767,800
Sandra Boenisch(6)	2015	0	0		0		0		0		0
Principal Financial Officer	2014	0	0		0		0		0		0

(1)	Christopher Missling was appointed as director, President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer on July 5, 2013.
(2)	The stock award compensation was recorded in connection with the vesting of restricted stock awarded to Mr. Missling in connection with Mr. Missling’s employment agreement dated July 5, 2013.
(3)	The option award compensation consists of the grant date fair value of stock options issued to Mr. Missling during the fiscal year end 2015, which options are vesting over a required service period.
(4)	The compensation was recorded in connection with the Company’s payment of an income tax withholding obligation arising as a result of the vesting of restricted stock awards during the year ended September 30, 2015, in accordance with the terms of Mr. Missling’s employment agreement dated July 5, 2013.
(5)	The bonus was a result of the successful financing in March 2014.
(6)	Sandra Boenisch’s employment became effective on October 1, 2015. Ms. Boenisch has not been paid any compensation or bonuses, or granted any stock or option awards for fiscal year end 2015 and 2014.

Employment Agreements

Christopher Missling

In connection with Mr. Missling’s appointment as Chief Executive Officer, the Company and Mr. Missling entered into an employment agreement commencing on July 5, 2013 and ending on July 5, 2016, whereby: (a) the Company shall pay to Mr. Missling an initial monthly base salary of $20,000 with Mr. Missling being eligible for bonuses and salary increases; (b) Mr. Missling received a sign-on stock option grant; (c) Mr. Missling shall receive a restricted stock grant subject to certain vesting milestones; (d) Mr. Missling shall be able to participate in the Company’s employee benefit plans; and (e) the Company agreed to indemnify Mr. Missling in connection with his provision of services to the Company.

Sandra Boenisch

In connection with Ms. Boenisch’s appointment as Principal Financial Officer, the Company and Ms. Boenisch entered into an employment agreement, effective October 1, 2015, whereby: (a) the Company shall pay to Ms. Boenisch an annual base salary of Seventy-Eight Thousand and 00/100 Canadian Dollars ($78,000 CAD), with Ms. Boenisch being eligible for bonuses which are anticipated to be up to 25% of her annual base salary, and salary increases; (b) Ms. Boenisch received a sign-on stock option grant of 25,000 shares; and (c) Ms. Boenisch shall be able to participate in the Company’s employee benefit plans.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer and director certain information concerning the outstanding equity awards as of September 30, 2015.

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Option Awards						Stock Awards
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Christopher Missling	500,000	0	Nil	1.60	July 5, 2023	250,000	1,410,000	0	0
	31,250	93,750	Nil	1.32	May 8, 2024
	166,667	333,333	Nil	0.92	April 2, 2025
	0	187,500	0	5.04	September 18, 2025

Athanasios Skarpelos	16,667	33,333	0	0.92	April 2, 2025	0	N/A	0	N/A

Bernd Metzner	16,667	33,333	0	0.92	April 2, 2025	0	N/A	0	N/A

Elliot Favus	16,667	33,333	0	0.92	April 2, 2025	0	N/A	0	N/A

Steffen Thomas	-	50,000	0	1.68	June 15, 2025	0	N/A	0	N/A

The Board adopted the 2015 Omnibus Incentive Plan (the “2015 Plan”), which was approved September 18, 2015. The 2015 Plan provides for the grant of stock options and restricted stock awards to directors, officers, employees and consultants of the Company.

The maximum number of our common shares reserved for issue under the 2015 Plan is 6,050,553 shares, subject to adjustment in the event of a change of the Company’s capitalization. As a result of the adoption of the 2015 Plan, no further option awards will be granted under any previously existing stock option plan. Stock option awards previously granted under previously existing stock option plans remain outstanding in accordance with their terms.

The 2015 Plan is administered by our Board, except that it may, in its discretion, delegate such responsibility to a committee of such Board. The exercise price is determined by the Board at the time of grant but in no event will be less than 110% of fair market value of the Company’s shares of Common Stock on the grant date. Stock options may be granted under the 2015 Plan for an exercise period of up to ten years from the date of grant of the option or such lesser periods as may be determined by the board, subject to earlier termination in accordance with the terms of the 2015 Plan.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended September 30, 2015, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, except as follows: (1) Christopher Missling did not timely file two Form 4 reports to report two transactions; (2) Bernd Metzner did not timely file one Form 4 report to report one transaction; (3) Elliot Favus did not timely file one Form 4 report to report one transaction; and (4) Athanasios Skarpelos did not timely file one Form 4 report to report one transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of March 8, 2016 certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and our named executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class (1)
Common Stock	Athanasios Skarpelos (Director) 2, Place du Port Geneva, Switzerland CH 1204	1,339,791	(2)	3.75%

Common Stock	Christopher Missling (CEO/Director) 51 W 52nd Street, 7th floor New York, NY 10019	1,961,583	(3)	5.35%

Common Stock	Bernd Metzner (Director) 51 W 52nd Street, 7th Floor New York, NY 10019	58,333	(4)	*

Common Stock	Elliot Favus (Director) 51 W 52nd Street, 7th Floor New York, NY 10019	61,333	(5)	*

Common Stock	Steffen Thomas (Director) 51 W 52nd Street, 7th Floor New York, NY 10019	-	(6)	-

Common Stock	Sandra Boenisch (Principal Financial Officer) 51 W 52nd Street, 7th Floor New York, NY 10019	27,130	(7)	*

Common Stock	Directors & Executive Officers as a group (6 persons)	3,448,170		9.37%

Common Stock

*Less than 1%

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(1)	Percentage of ownership is based on 35,695,572 shares of our common stock issued and outstanding as of March 8, 2016. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Includes options to purchase 33,333 shares of our common stock at $0.92 per share that have vested or will vest within 60 days. Excludes options to purchase 16,667 shares of our common stock at $0.92 per share that do not vest within 60 days.

(3)	Includes options to purchase 500,000 shares of our common stock at $1.60 that have vested, options to purchase 62,500 shares of our common stock at $1.32 that have vested or will vest within 60 days, options to purchase 333,333 shares of our common stock at $0.92 per share that have vested or will vest within 60 days, and options to purchase 62,500 shares of our common stock at $5.04. Excludes options to purchase 62,500 shares of our common stock at $1.32 per share, options to purchase 166,667 shares of our common stock at $0.92 per share and options to purchase 125,000 shares of our common stock at $5.04 per share that do not vest within 60 days.

(4)	Includes options to purchase 25,000 shares of our common stock at $1.20 and options to purchase 33,333 shares of our common stock at $0.92 that are vesting within 60 days. Excludes options to purchase 12,500 shares of our common stock at $1.20 and options to purchase 16,667 shares of our common stock at $0.92 that are not vesting within 60 days.

(5)	Includes options to purchase 25,000 shares of our common stock at $1.20, options to purchase 33,333 shares of our common stock at $0.92, options to purchase 1,500 shares of our common stock at $5.64 and options to purchase 1,500 shares of our common stock at $5.47 that have vested or are vesting within 60 days. Excludes options to purchase 12,500 shares of our common stock at $1.20 and options to purchase 16,667 shares of our common stock at $0.92 that are not vesting within 60 days.

(6)	Excludes options to purchase 50,000 shares of our common stock at $1.68 per share that do not vest within 60 days.

(7)	Includes options to purchase 4,167 shares of our common stock at $5.68 per share that have vested or will vest within 60 days. Excludes options to purchase 20,833 shares of our common stock at $5.68 per share that do not vest within 60 days.

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PROPOSAL 2 – TO RATIFY THE APPROVAL AND ADOPTION OF THE 2015 OMNIBUS INCENTIVE PLAN

We are seeking your approval for our 2015 Plan. On September 18, 2015, our Board approved the 2015 Plan, and recommended that it be submitted to our stockholders for their approval at the 2016 Meeting. Additionally, stockholder approval of the 2015 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, or the Code, and (ii) to comply with the incentive stock option rules under Section 422 of the Code.

Our Board believes that approval of the 2015 Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of grants with respect to equity-based compensation.

The Board recommends a vote “for” the 2015 Plan.

The following is a summary of certain principal features of the 2015 Plan. This summary is qualified in its entirety by reference to the complete text of the 2015 Plan. Stockholders are urged to read the actual text of the 2015 Plan in its entirety which is set forth as Appendix A to this proxy statement.

Purposes

The purposes of the 2015 Plan are to enable us to attract and retain highly qualified personnel who will contribute to our success and to provide incentives to participants in the 2015 Plan that are linked directly to increases in stockholder value.

Shares Available for Issuance

The maximum number of our common shares reserved for issue under the plan is 6,050,553 shares subject to adjustment in the event of a change of the Company’s capitalization. As a result of the adoption of the 2015 Plan, no further option awards will be granted under any previously existing stock option plan. Stock option awards previously granted under previously existing stock option plans remain outstanding in accordance with their terms.

As of the date of this proxy statement, the following awards have been granted to our executive officers and directors under the 2015 Plan:

Name and Position	Number of Options
Christopher Missling, Chief Executive Officer	187,500

Sandra Boenisch, Principal Financial Officer	25,000

All current executive officers as a group	212,500
All current non-employee directors as a group	-
All non-executive officer employees as a group	97,500

Administration

The 2015 Plan will be administered by our Board or a committee delegated by our Board (the “Administrator”). The Administrator will have full authority to determine the terms and conditions of awards granted under the 2015 Plan.

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Eligibility

The persons eligible to receive awards under the 2015 Plan are the officers, non-employee directors, employees, consultants, and other persons who provide services to us or any related entity. As of September 30, 2015, we had four non-employee directors, one officer, and six full-time employees. Ms. Boenisch was appointed as the Company’s Principal Financial Officer, effective October 1, 2015.

Types of Awards

Under the 2015 Plan, the Administrator is authorized to award:

Stock Options and Stock Appreciation Rights. The Administrator is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Board, but must not be less than the fair market value of a share of our Common Stock on the date of grant. For purposes of the 2015 Plan, the term “fair market value” shall be equal to (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Board. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Administrator, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the Administrator.

Restricted Stock. The Board is authorized to grant restricted stock. Restricted stock is a grant of shares of our Common Stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Board may impose. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Board.

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Performance Awards. The Compensation Committee is authorized to grant performance awards to participants on terms and conditions established in the 2015 Plan. Performance awards may be issued in cash, shares, other awards or other property, as determined by the Compensation Committee. The performance goals for performance awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Compensation Committee. The performance criteria shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, or an affiliate of the Company. Performance awards are intended to be granted to “covered employees” within the meaning of Section 162(m), which person will be designated by the Compensation Committee, at the time of grant of performance awards, as likely to be a covered employee with respect to that fiscal year or any subsequent fiscal year.

Other Terms of Awards

Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with the Company, whether such termination is at the Company’s option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited.

Amendment of the 2015 Plan

The Board may, at any time, amend, suspend or terminate the 2015 Plan as to any awards that have not been made. An amendment shall be contingent on approval of the stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No awards shall be made after the 2015 Plan has been terminated. The applicable terms and conditions of the 2015 Plan, and any terms and conditions applicable to awards granted prior to the termination date shall survive the termination of the 2015 Plan and continue to apply to such awards. The 2015 Plan may not be amended, suspended or terminated without the consent of a grantee if such amendment, suspension or termination would materially impair rights or obligations under any award that was awarded prior to the termination date. Unless earlier terminated by the Board, the 2015 Plan will terminate on September 18, 2025. Termination of the 2015 Plan will not in any manner impair or adversely affect any award outstanding at the time of termination.

The Board’s Right to Modify Benefits

Any award granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Board if and to the extent permitted in the 2015 Plan, or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

Change in Control

An award agreement for non-employee directors may provide that, upon a “change in control,” all or any portion of the award shall automatically become immediately vested and exercisable, that restrictions relating to the award shall lapse, that the award shall become immediately payable, or any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

For awards granted to any other service providers, except as may otherwise be provided in the applicable award agreement, either of the following provisions shall apply, depending on whether, and the extent to which, such awards are assumed, converted or replaced by the resulting entity in a change in control: (i) if the awards are not assumed, converted or replaced by the resulting entity in the change in control, then upon the change in control the outstanding awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding awards, other than for performance awards, shall lapse and become vested and non-forfeitable, and for any outstanding performance awards the target payout opportunities attainable under such awards shall be deemed to have been fully earned as of the change in control based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the change in control and the award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the change in control; or (ii) if the awards are assumed, converted or replaced by the resulting entity in the change in control, if, within two years after the date of the change in control, the service provider’s service is terminated, then such outstanding awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding awards, other than for performance awards, shall lapse and become vested and non-forfeitable, and for any outstanding performance awards the target payout opportunities attainable under such awards shall be deemed to have been fully earned as of the termination of service.

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A change of control will be deemed to have occurred if:

•	any person (other than a current stockholder or holder of rights entitling such holder to acquire our securities or one or more employee benefit plans maintained by, or the majority interest in which is held by the Company) acquires beneficial ownership of 50% or more of the voting power of our then-outstanding voting securities, or

•	we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a merger in which we are the surviving corporation and such merger does not result in any other manner in a change in control; or

•	During any period of 24 consecutive months, certain incumbent directors cease to constitute a majority of the Board.

Section 162 Limitations

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1.0 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1.0 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to employees under the 2015 Plan whom the Board expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the Board, be granted in a manner that will qualify as “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1.0 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the 2015 Plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m).

Vote Required

The foregoing Proposal 2 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” this Proposal 2.

This Proposal 2 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 2.

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PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our stockholders are being provided the opportunity to ratify the Board’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending September 30, 2016.

General

Our Board has appointed BDO USA, LLP to examine our financial statements for 2016. The selection of BDO USA, LLP as the independent registered public accounting firm for 2016 is being presented to our stockholders for ratification at the 2016 Meeting. Representatives of BDO USA, LLP are not expected to be present at the 2016 Meeting.

During the fiscal year ended September 30, 2015 and 2014, there were no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended September 30, 2015 and 2014 there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed or expected to be billed to our Company for professional services rendered by our independent registered public accounting firm, for the fiscal years ended September 30, 2015 and 2014:

	2015	2014

Audit Fees	$98,490	$86,000

Audit-Related Fees	$22,358	$29,125

Tax Fees	0	0

All Other Fees	0	0

Total Fees	$120,848	$115,125

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended September 30, 2015 and 2014, in connection with statutory and regulatory filings or engagements.

Audit Related Fees. Consists of fees billed for professional services rendered in connection with the Company’s Registration Statement filings on Form S-1.

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Tax Fees. Consist of fees billed for the preparation of corporate tax returns

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our Board pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Board before the respective services were rendered.

Our Board has considered the nature and amount of fees billed or expected to be billed by BDO USA, LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining BDO USA, LLP’s independence.

Vote Required for Approval

The foregoing Proposal 3 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of BDO USA, LLP as its independent registered public accounting firm for fiscal year 2016.

This Proposal 3 is a “discretionary” or “routine” item, meaning that brokerage firms can vote shares in their discretion on behalf of a client if the client has not given voting instructions.

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FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2017 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than December 2, 2016 (unless the date of the 2017 annual meeting of Stockholders is not within thirty (30) days of May 6, 2017, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2016 annual meeting). Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, our holders of Common Stock are not entitled to dissenters' rights with respect to any of the Proposals, and we will not independently provide such holders with any such right.

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TRANSACTIONS WITH RELATED PERSONS

There have been no transactions since October 1, 2014, and there currently are no proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest.

i.	any director or executive officer of our company;

ii.	any beneficial owner of shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; and

iii.	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

CODE OF ETHICS AND CONDUCT

Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees. The Code of Ethics is available in print to any stockholder that requests a copy. Copies may be obtained by contacting Investor Relations at our corporate headquarters. Our Code of Ethics is also available on our website at www.anavex.com. We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the 2016 Meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The rules of the SEC allow the Company to “incorporate by reference” into this proxy statement certain information that we have filed with the SEC. This means that we can disclose important information to our stockholders by referring the stockholders to another document. The information incorporated by reference into this proxy statement is an important part of this proxy statement and is considered to be part of this proxy statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this proxy statement will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference into this proxy statement.

Items 5, 6, 7, 7A, 8 and 9 of the Company’s Annual Report for the year ended September 30, 2015 filed by the Company with the SEC and the Company’s Current Reports on Form 8-K filed with the SEC since September 30, 2015 are incorporated by reference into this proxy statement.

A copy of any of the documents referred to above will be furnished, without charge, by writing to Anavex Life Sciences Corp., Attention: Investor Relations, 51 W 52nd Street, 7th Floor, New York, NY 10019. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at www.anavex.com.

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FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

On December 29, 2015, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended September 30, 2015. We have enclosed the Annual Report with this proxy statement. The Annual Report includes our audited financial statements for the fiscal year ended September 30, 2015, along with other financial information and management discussion which we urge you to read carefully. As filed with the SEC, our Annual Report contains the following two exhibits which are not being furnished herewith, but which we will provide free of charge upon request: (1) 2015 Omnibus Incentive Plan (a copy of which is an Appendix to this proxy statement), and (2) Employment Agreement, dated as of October 1, 2015, by and between the Company and Sandra Boenisch.

You can also obtain, free of charge, a copy of our Annual Report and all exhibits thereto by:

•	writing to:

Anavex Life Sciences Corp.

51 W 52nd Street, 7th Floor, New York, NY 10019

Attention: Christopher U. Missling, PhD., Chief Executive Officer

•	telephoning us at: 866.505.2895

You can obtain a copy of our Annual Report and other periodic filings that we make with the SEC at www.anavex.com or from the SEC’s EDGAR database at http://www.sec.gov.

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2016 MEETING PROXY MATERIALS RESULTS

Copies of this proxy statement and proxy materials ancillary hereto may be found on our website at www.anavex.com and at www.proxyvote.com. We intend to publish final results from the 2016 Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the 2016 Meeting, or as amended thereafter. You may obtain a copy of this and other reports free of charge at or the SEC at (800) 732-0330 or http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Proxy Statement is being delivered to two (2) or more stockholders who share an address, unless the Company has received contrary instruction from one (1) or more of such stockholders. The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at 51 W 52nd Street, 7th Floor, New York, NY 10019 Attention:  Christopher Missling, PhD or telephoning us at 866.505.2895.

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“APPENDIX A”

anavex life sciences corp.

2015 OMNIBUS INCENTIVE PLAN

Anavex Life Sciences Corp. sets forth herein the terms and conditions of its 2015 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, Non-Employee Directors, key employees and Consultants, and to motivate such officers, Non-Employee Directors, key employees and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.          “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.2.          “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms and conditions of the Award as approved by the Board.

2.3.          “Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.

2.4.          “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.5.          “Board” means the Board of Directors of the Company.

2.6.          “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Grantee to follow the directives of the Chief Executive Officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

2.7.          “Change in Control” shall have the meaning set forth in Section 15.3.2.

2.8.          “Code” means the Internal Revenue Code of 1986.

2.9.          “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board to the extent the Committee has been designated by the Board to administer the Plan.

2.10.        “Company” means Anavex Life Sciences Corp., a Nevada corporation, or any successor corporation.

2.11.        “Common Stock” means the common stock of the Company.

2.12.        “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

2.13.        “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by the Company or other corporate transaction involving the Company or any of its Subsidiaries.

2.14.        “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m), as qualified by Section 12.4.

2.15.         “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

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2.16.       “Effective Date” means September 18, 2015.

2.17.       “Exchange Act” means the Securities Exchange Act of 1934.

2.18.       “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Board.

2.19.       “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

2.20.       “Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.

2.21.       “Grantee” means a person who receives or holds an Award.

2.22.       “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

2.23.       “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

2.24.       “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25.       “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.26.        “Option Price” means the exercise price for each Share subject to an Option.

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2.27.        “Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.

2.28.        “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

2.29.        “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.30.        “Plan” means this Anavex Life Sciences Corp. 2015 Omnibus Incentive Plan.

2.31.        “Prior Plan” means the Anavex Life Sciences Corp. 2007 Stock Option Plan.

2.32.        “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

2.33.        “Restricted Period” shall have the meaning set forth in Section 10.1.

2.34.        “Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.35.        “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.36.        “SAR Exercise Price” means the per Share exercise price of a SAR granted to a Grantee under Section 9.

2.37.        “SEC” means the United States Securities and Exchange Commission.

2.38.        “Section 162(m)” means Code Section 162(m).

2.39.        “Section 409A” means Code Section 409A.

2.40.        “Securities Act” means the Securities Act of 1933.

2.41.        “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

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2.42.        “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.43.        “Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.

2.44.       “Share” means a share of Common Stock.

2.45.       “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.46.        “Stockholder” means a stockholder of the Company.

2.47.       “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.48.        “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.49.        “Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.50.        “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

3.          ADMINISTRATION OF THE PLAN

3.1.          General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Board shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

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(i)	designate Grantees;

(ii)	determine the type or types of Awards to be made to Grantees;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	prescribe the form of each Award Agreement; and

(vi)	amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Board.

3.2.          No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

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3.3.          Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause.

All Awards and any amounts or benefits received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms or conditions of any applicable Company clawback policy or any applicable law, as may be in effect from time to time, including the requirements of (i) Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) similar rules under the laws of any other jurisdiction and (iii) any policies adopted by the Company to implement such requirements. By accepting an Award, a Grantee shall be deemed to have acknowledged and consented to the Company’s application, implementation and enforcement of any applicable Company clawback policy that may apply to the Grantee, whether adopted prior to or following the Award’s Grant Date, and any provision of applicable law relating to cancellation, recoupment, rescission or payback of compensation, and to have agreed that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.4.          Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

3.5.          No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.          Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

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4.          STOCK SUBJECT TO THE PLAN

4.1.          Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 24,202,211. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

4.2.          Share Counting

4.2.1.          General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2.          Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.3.          Expired or Terminated Awards

If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.4.          Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.5.          Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

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4.3.          Award Limits

4.3.1.          Incentive Stock Options

Subject to adjustment under Section 15, unless and until determined otherwise by the Board, no Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2.          Individual Award Limits for Section 162(m) – Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to qualify as “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the number of Shares determined by the Board, including : (i) Options and SARs; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards).

4.3.3.          Individual Award Limits for Section 162(m) – Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year, including (i) Annual Incentive Awards; and (ii) all other cash-based Performance Awards, shall be determined by the Board.

4.3.4.          Limits on Awards to Non-Employee Directors

The Board shall determine how much money may be granted in share-based Awards during any one year to a Grantee who is a Non-Employee Director (based on the Fair Market Value underlying the Award as of the applicable Grant Date in the case of Restricted Stock, RSUs or Other Share-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs); provided, however, that share-based Awards made to a Grantee who is a Non-Employee Director at such Grantee’s election in lieu of all or a portion of his or her retainer for service on the Board and any Board committee shall not be counted towards the limit under this Section 4.3.4.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.          Term

The Plan shall be effective as of the Effective Date. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

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5.2.          Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.          Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2.          Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.          Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

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8.	TERMS AND CONDITIONS OF OPTIONS

8.1.          Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.          Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3.          Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4.          Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event that results in termination of the Option.

8.5.          Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.          Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

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8.7.          Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

8.8.          Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Plan is approved by the Stockholders within 12 months before or after the Effective Date, provided that any Option that is intended to be an Incentive Stock Option that is granted prior to such Stockholder approval must be granted subject to such Stockholder approval, (ii) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company, (iii) to the extent specifically provided in the related Award Agreement and (iv) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.          Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

9.2.          Other Terms

The Board shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

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9.3.          Term of SARs

The term of a SAR shall be determined by the Board; provided, however, that such term shall not exceed 10 years.

9.4.          Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Board) in an amount determined by multiplying:

(i)           the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)          the number of Shares with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.       Restrictions

At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2.       Restricted Stock Certificates

The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.       Rights of Holders of Restricted Stock

Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights.

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10.4.      Rights of Holders of RSUs

10.4.1.          Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2.          Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights.

10.4.3.          Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.       Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past Services rendered.

10.6.        Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.        General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

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11.2.        Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

11.3.        Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.        Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.        Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2.        Performance Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms and conditions set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

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12.2.1.        Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.2.        Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

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12.2.3.       Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

12.2.4.        Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.

12.3.      Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as “performance-based compensation” under Section 162(m) to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4.      Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, qualify as “performance-based compensation” within the meaning of Section 162(m). Accordingly, the terms and conditions of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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13.	other SHARE-based awards

13.1.          Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2.          Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.          General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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14.2.          Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.          Changes in Common Stock

If (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for Awards granted (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding Shares or other transaction described in clause (ii) above, the number and kind of Shares for which Awards are outstanding and the Option Price per Share of outstanding Options and SAR Exercise Price per Share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

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15.2.          Effect of Certain Transactions

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of a Corporate Transaction, the Plan and the Awards shall continue in effect in accordance with their respective terms and conditions, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Corporate Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria that were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (i) the holders of affected Options and SARs have been given a period of at least 15 days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per Share price paid or distributed to Stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Board) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in the Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

15.3.     Change in Control

15.3.1.      Consequences of a Change in Control

For Awards granted to Non-Employee Directors, except as may otherwise be provided in the applicable Award Agreement, upon a Change in Control all such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

For Awards granted to any other Service Providers, except as may otherwise be provided in the applicable Award Agreement, either of the following provisions shall apply, depending on whether, and the extent to which, such Awards are assumed, converted or replaced by the resulting entity in a Change in Control:

(i)	To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.

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(ii)	To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Service Provider has a Separation from Service either (1) by the Company other than for Cause or (2) by the Service Provider for “good reason” (as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Separation from Service.

15.3.2.      Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(i)	The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)	A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

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(iii)	A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)	During any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.4.       Adjustments

Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.        No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.       TERMS APPLICABLE GENERALLY TO AWARDS

17.1.       Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.

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17.2.        Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3.        Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Board, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4.       Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

17.5.        Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.

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17.6.       Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.

17.7.       Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

17.8.       Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9.       Transferability of Awards

17.9.1.        Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2.        Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

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17.10.     Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders, as determined by the Board. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

17.11.     Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

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ANAVEX LIFE SCIENCES CORP. 51 WEST 52ND STREET, 7TH FLOOR NEW YORK, NY 10019	VOTE BY INTERNET - www.proxyvote.com
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E06197-P75293	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANAVEX LIFE SCIENCES CORP		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
Proposal 1.	Election of Directors. To elect five (5) members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified

Nominees: 01) Christopher U. Missling, Ph.D. 02) Athanasios Skarpelos, M.D. 03) Bernd Metzner, Ph.D. 04) Elliot Favus, M.D. 05) Steffen Thomas, Ph.D.

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

Proposal 2.	Ratification of the Approval and Adoption of the 2015 Omnibus Incentive Plan. To ratify the approval and adoption of the Anavex Life Sciences Corp. 2015 Omnibus Incentive Plan					☐	☐	☐

Proposal 3.	Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm					☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

Please check here if you plan to attend the meeting.	☐	☐

	Yes	No

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

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E06198-P75293

ANAVEX LIFE SCIENCES CORP.

PROXY FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of ANAVEX LIFE SCIENCES CORP., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of 2016 Annual Meeting of Stockholders and Proxy Statement dated April 1, 2016 and hereby appoints Christopher U. Missling, Ph.D., with full power of substitution, as attorney-in-fact and proxy for, and in the name and place of, the undersigned, and hereby authorizes him to represent and to vote all of the shares which the undersigned is entitled to vote at the 2016 Annual Meeting of Stockholders of the Company to be held on May 6, 2016, at10:00 am, local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022, and at any adjournments thereof, upon the matters as set forth in the Notice of the 2016 Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE 2016 ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2 AND 3 AS DESCRIBED IN THE PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

Address Changes/Comments:

 (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side